Operating Leases	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Operating Leases

Note 20: Operating Leases

Operating lease expense incurred primarily for manufacturing and office space, machinery, and equipment was $40.6 million, $32.8 million, and $26.5 million in 2015, 2014, and 2013, respectively.

Minimum annual lease payments for noncancelable operating leases in effect at December 31, 2015 are as follows (in thousands):

2016	$24,331
2017	17,270
2018	13,580
2019	10,845
2020	8,490
Thereafter	18,958

$93,474

Certain of our operating leases include step rent provisions and rent escalations. We include these step rent provisions and rent escalations in our minimum lease payments obligations and recognize them as a component of rental expense on a straight-line basis over the minimum lease term.